UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2014

ZYGO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12944 (Commission File Number)	06-0864500 (IRS Employer Identification No.)

Laurel Brook Road, Middlefield, Connecticut (Address of principal executive offices)	06455-0448 (Zip Code)

Registrant’s telephone number, including area code: (860) 347-8506

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Merger Agreement

On April 10, 2014, Zygo Corporation (“Zygo”), AMETEK, Inc., a Delaware corporation (“AMETEK”) and AMETEK Matterhorn, Inc., a Delaware corporation and a wholly-owned subsidiary of AMETEK (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into Zygo (the “Merger”), with Zygo continuing as the surviving company and a wholly-owned subsidiary of AMETEK.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.10 per share, of Zygo (the “Zygo Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Zygo Common Stock owned by Zygo as treasury stock or owned directly by AMETEK, Merger Sub any of their respective subsidiaries; or shares of Zygo Common Stock as to which dissenters’ rights have been properly exercised) will be converted into the right to receive $19.25 per share in cash (the “Merger Consideration”), without interest thereon.

Pursuant to the terms of the Merger Agreement, each unexpired option to acquire shares of Zygo Common Stock that is outstanding shall become fully vested and exercisable at least fifteen days prior to the Effective Time. Immediately prior to the Effective Time, any such option that has not previously expired or been exercised will be cancelled in exchange for the right to receive an amount in cash from the surviving corporation equal to the product of (i) the total number of shares of Zygo Common Stock subject to such option immediately prior to the Effective Time multiplied by (ii) the excess, if any, of the Merger Consideration over the exercise price per share of Zygo Common Stock underlying such option, less any applicable taxes. Notwithstanding the foregoing, if the exercise price per share of Zygo Common Stock of any such option is equal to or greater than the Merger Consideration, such option will be canceled and terminated without any payment or other consideration being made in respect of such option.

As of the Effective Time, each Company restricted stock unit with respect to shares of Zygo Common Stock granted under the Company’s equity incentive plans (or as a non-plan inducement grant) outstanding immediately prior to the Effective Time shall, in accordance with the terms of the Merger Agreement, be cancelled and converted into the right to receive a cash amount equal to the product of (i) the Merger Consideration times (ii) the total number of shares of Zygo Common Stock subject to such restricted stock unit (treating any performance-based vesting condition as having been attained at the goal (100%) level of achievement under the applicable award agreement to determine such number), less any applicable taxes.

The parties’ obligations to consummate the Merger are subject to certain closing conditions, including approval of the Merger by Zygo’s stockholders at a special meeting to be called for that purpose, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any other required foreign regulatory approvals, and other conditions customary for a transaction of this type.

Each of Zygo, AMETEK and Merger Sub has made certain customary representations, warranties and covenants in the Merger Agreement, including, among other things, covenants by Zygo to conduct its business in the ordinary course of business consistent with past practice during the interim period between the execution of the Merger Agreement and the consummation of the Merger. The Merger Agreement also provides that Zygo may not solicit competing acquisition proposals, subject to certain exceptions designed to allow Zygo’s Board of Directors to fulfill its fiduciary duties.

The Merger Agreement provides for certain termination rights for both Zygo and AMETEK. Upon termination of the Merger Agreement under specified circumstances, Zygo may be required to pay AMETEK a termination fee of $8,600,000 and reimburse AMETEK for actual expenses of up to $3,000,000.

The Merger Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Zygo, AMETEK or Merger Sub or to modify or supplement any factual disclosures about Zygo in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Merger Agreement includes representations, warranties and covenants of Zygo, AMETEK and Merger Sub made solely for purposes of the Merger Agreement and which may be subject to important qualifications and limitations agreed to by Zygo, AMETEK and Merger Sub in connection with the negotiated terms of the Merger Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to Zygo’s SEC filings or may have been used for purposes of allocating risk among Zygo, AMETEK and Merger Sub rather than establishing matters as facts.

Voting Agreement

On April 10, 2014, MAK Capital Fund LP, MAK-ro Capital Master Fund LP, Sunrise Partners Limited Partnership and MAK Capital One LLC, which together beneficially own approximately 23.6% of the outstanding Zygo Common Stock, and Gary K. Willis (collectively, the “Supporting Stockholders”) entered into a Voting Agreement (the “Voting Agreement”) with Zygo and AMETEK with respect to the Merger, which generally requires that the Supporting Stockholders, in their capacities as stockholders of Zygo, vote all of their shares of Zygo Common Stock in favor of the Merger and against any alternative transactions, and generally prohibits the Supporting Stockholders from transferring their shares of Zygo Common Stock, other than to their affiliates who agree to become bound by the Voting Agreement, until the earliest of (i) approval of the Merger by Zygo’s stockholders, (ii) termination of the Merger Agreement in accordance with its terms or (iii) termination of the Voting Agreement by mutual written agreement of the parties thereto. Each Supporting Stockholder that is a director or officer of Zygo is obligated under the Voting Agreement solely in his capacity as a holder of Zygo Common Stock and undertakes no obligation under the Voting Agreement in his capacity as an officer or director of the Company.

Environmental Indemnity Agreement

On April 10, 2014, Zygo entered into an Indemnity and Release (the “Environmental Indemnity Agreement”) with Fox Willow, LLC, a Connecticut limited liability company (“Fox Willow”), and Carol Wallace, a director of Zygo and controlling principal of Fox Willow. Pursuant to the terms of the Environmental Indemnity Agreement, Zygo and Fox Willow agreed to share equally certain costs of remediation of specified environmental conditions at two adjoining properties at 5 Brookside Drive and 6 Brookside Drive in Middlefield, Connecticut, provided that Zygo’s contribution is limited to $500,000 and any and all costs in excess of $1,000,000 shall be borne solely by Fox Willow. Fox Willow is the registered owner of 5 Brookside Drive and Zygo is the registered owner of 6 Brookside Drive. In addition, Fox Willow and Ms. Wallace agreed, jointly and severally, to indemnify Zygo and its successors for any and all costs, claims and liabilities arising from specified environmental conditions at 5 Brookside Drive, except as otherwise specified in the Environmental Indemnity Agreement, and at 6 Brookside Drive, only to the extent caused by migration of specified environmental conditions from 5 Brookside Drive.

The foregoing summaries of the Merger Agreement, Voting Agreement and Environmental Indemnity Agreement and the transactions contemplated by such Agreements do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement, Voting Agreement and Environmental Indemnity Agreement, respectively, which are attached to this report as Exhibits 2.1, 10.1 and 10.2 and are incorporated herein by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to Executive Transition Agreements

On April 10, 2014, Zygo entered into amendments (the “Amendments”) to the Executive Transition Agreements (the “Transition Agreements’) previously entered into with each of Anthony Allan, Chief Operating Officer, John P. Jordan, Chief Financial Officer and Treasurer, and John M. Stack, President, Optical Systems Division (each, an “Executive Officer”) of Zygo.

Pursuant to the Amendments, the severance payments to which any Executive Officer would be entitled upon termination of employment with Zygo and its subsidiaries (1) by Zygo without Cause, or (2) by the Executive Officer for Good Reason, in either case occurring within one year following the date of a Change in Control (in each case as defined in the Transition Agreements, as any such definition is amended in the Amendments), has been increased to two times the sum of (a) one year’s then-current annual base salary for the Executive Officer plus (b) 100% of his target bonus amount for the fiscal year in which his employment is terminated.

In addition, the Amendments provide that each Executive Officer will be entitled to gross-up payments if a Change in Control occurs and any payments provided to the Executive Officer under his respective Transition Agreement, the Retention Agreement described below or otherwise would constitute “parachute payments” under the Internal Revenue Code of 1986, as amended, and will be subject to excise taxes and associated penalties and interest.

Incentive and Retention Agreements

On April 10, 2014, Zygo entered into Incentive and Retention Agreements (the “Retention Agreements”) with each of the Executive Officers and with each of William Bacon, Vice President—Quality & Support Services, John A. Tomich, Vice President, Secretary & General Counsel and Michael Vehlies, Corporate Controller of Zygo (collectively, the “Retention Officers”). The Retention Agreements provide for the payment of an incentive bonus of $750,000 to Mr. Allan, $300,000 to each of Messrs. Jordan and Stack and $200,000 to Messrs. Bacon, Tomich and Vehlies, in all cases if an agreement for a change of control transaction (including the Merger) is executed, such transaction is consummated and the Retention Officer’s employment with Zygo continues for at least one year after the consummation of the transaction. The incentive bonus is also payable if the change of control transaction is consummated and, within one year thereafter, the Retention Officer’s employment with Zygo is terminated by reason of his death, by Zygo without Cause or due to the Retention Officer’s Disability or by the Retention Officer for Good Reason (in each case as defined in the Retention Agreements). As a condition of the Retention Officer’s receipt of the incentive payment under his Retention Agreement, he is required to execute a release of claims in favor of Zygo.

The foregoing summaries of the Amendments and Retention Agreements and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the forms of the Amendments and Retention Agreements, which are attached to this report as Exhibits 10.3 and 10.4 and are incorporated herein by reference.

Item 8.01  Other Events.

On April 11, 2014, Zygo and AMETEK issued a joint press release in connection with the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits
2.1	Agreement and Plan of Merger, dated as of April 10, 2014, by and among AMETEK, Inc., AMETEK Matterhorn, Inc. and Zygo Corporation.*
10.1	Voting Agreement, dated as of April 10, 2014, by and among MAK Capital Fund LP, MAK-ro Capital Master Fund LP, Sunrise Partners Limited Partnership, MAK Capital One LLC, Gary K. Willis, AMETEK, Inc. and Zygo Corporation.
10.2	Indemnity and Release, dated as of April 10, 2014, between Zygo Corporation, Fox Willow, LLC and Carol Wallace.
10.3	Form of Amendment to Executive Transition Agreement.
10.4	Form of Incentive and Retention Agreement.

99.1	Press Release, dated April 11, 2014, announcing Zygo’s entry into the Merger Agreement.

__________

*	The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Zygo will furnish copies of such schedules to the SEC upon request.

Additional Information About the Merger and Where to Find It

This document may be deemed to be solicitation materials in respect of the proposed acquisition of Zygo by AMETEK. In connection with the special meeting of Zygo’s stockholders to be called to consider the proposed Merger, Zygo will file with the SEC and furnish to Zygo’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. ZYGO STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, investors may obtain a free copy of Zygo’s filings with the SEC from Zygo’s website at www.zygo.com or by directing a request to: Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut, 06455, Attention: Chief Financial Officer.

Participants in the Solicitation

Zygo and its directors, executive officers and certain other members of management and employees of Zygo may be deemed “participants” in the solicitation of proxies from stockholders of Zygo in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Zygo in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about Zygo’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended June 30, 2013, filed with the SEC on September 13, 2013, and in its definitive proxy statement filed with the SEC on Schedule 14A on October 25, 2013.

Forward-Looking Statements

Statements in this communication that are not strictly historical, including statements regarding the proposed Merger, the expected timetable for completing the transaction and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking” statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things: general economic conditions and conditions affecting the industry in which Zygo operates; the uncertainty of regulatory approvals; adoption of the Merger Agreement by Zygo stockholders; and the parties’ ability to satisfy the closing conditions and consummate the transactions. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Zygo’s SEC filings, including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. These forward-looking statements speak only as of the date of this communication and Zygo assumes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYGO CORPORATION

Date: April 14, 2014

By:   /s/ John P. Jordan

John P. Jordan
Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of April 10, 2014, by and among AMETEK, Inc., AMETEK Matterhorn, Inc. and Zygo Corporation.*
10.1	Voting Agreement, dated as of April 10, 2014, by and among MAK Capital Fund LP, MAK-ro Capital Master Fund LP, Sunrise Partners Limited Partnership, MAK Capital One LLC, Gary K. Willis, AMETEK, Inc. and Zygo Corporation.
10.2	Indemnity and Release, dated as of April 10, 2014, between Zygo Corporation, Fox Willow, LLC and Carol Wallace.
10.3	Form of Amendment to Executive Transition Agreement.
10.4	Form of Incentive and Retention Agreement.
99.1	Press Release, dated April 11, 2014, announcing Zygo’s entry into the Merger Agreement.

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*	The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Zygo will furnish copies of such schedules to the SEC upon request.